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                                                                 EXHIBIT 10.41.2


Schedule identifying substantially identical agreements by PanAmSat Corporation ("PanAmSat") in favor of each of the following persons, to the form of Indemnity Agreement constituting Exhibit 10.41.1 to the Annual Report on Form 10-K of PanAmSat for the Fiscal Year ended December 31, 1998

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                                     Name
                                     ----

                                 Charles H. Noski
                                 Frederick A. Landman
                                 Patrick J. Costello
                                 Steven D. Dorfman
                                 Dennis F. Hightower
                                 James M. Hoak
                                 Joseph R. Wright, Jr.
                                 Michael T. Smith
                                 Carl A. Brown
                                 Kenneth N. Heintz
                                 Robert A. Bednarek
                                 James W. Cuminale
                                 David P. Berman
                                 Roxanne S. Austin
                                 Tig H. Krekel
                                 Stephen R. Kahn
                                 R. Douglas Kahn